UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2010

BLUESKY SYSTEMS, CORP.
 (Exact Name of Registrant as Specified in Charter)

Pennsylvania	000-52548	05-6141009
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

191 Chestnut Street, Springfield, MA. 01103
(Registrant’s Address)

Registrant’s telephone number, including area code: (413) 734-3116

Copies to:
JPF Securities Law, LLC
19720 Jetton Road, Suite 300
Cornelius, NC 28031
(704) 897-8334 Tel
(704) 897-8349 Fax

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

BLUESKY SYSTEMS CORP.

CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 1.02 Termination of a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit 10.1 – Promissory Note by and between Bluesky Systems Corporation and JPF Securities Law, LLC

Item 1.02                      Termination of a Material Definitive Agreement

We hereby incorporate by reference the Current Report on Form 8-K filed with the Securities and Exchange Commission by the Registrant on February 3, 2010.

The Plan of Exchange Agreement, dated January 12, 2010, between Bluesky Systems Corp., a Pennsylvania corporation (including its successors and assigns, “BSKS” or “Registrant” or “Company”); Duane Bennett, the President of BSKS (“Mr. Bennett”), China Folk Tourism Co., Ltd., a company organized and existing under the laws of the British Virgin Islands (including its successors and assigns “CFT”), and the shareholders of CFT (the “CFT Shareholders”) has been terminated. Pursuant to the Plan of Exchange Agreement (the “POE”), BSKS would have acquired 100% of the capital stock of CFT equal to 50,000 shares in exchange for an issuance by BSKS of 35,000,000 new post-split shares of Common Stock of BSKS to CFT shareholders. In addition, CFT and/or the CFT Shareholders would have acquired 200,000 post-split shares of BSKS Common Stock from Mr. Bennett, or his assignees, in exchange for a cash payment by CFT and/or the CFT Shareholders of an amount equal to $210,000 to Mr. Bennett, less any expenses incurred and a secured promissory note in the amount of $260,000.

The above purchase and issuance would have given CFT a total of 35,200,000 shares of the Common Stock, or a 'controlling interest' in BSKS representing approximately 97.7% of the then issued and outstanding shares of Common Stock. The transaction never closed and was officially terminated pursuant to section 4 of the POE which specifically states that the POE shall be terminated “(iii) by either party, in the event that the transaction represented by the anticipated POE has not been implemented and approved by the proper governmental authorities 71 days from the date of this Agreement...” The Plan of Exchange as attached as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 3, 2010 is hereby incorporated by reference.

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

BSKS has engaged in certain financing activities that have resulted in the creation of a direct financial obligation of the Registrant and/or an obligation of the Company under an off-balance sheet arrangement. These transactions were entered into because BSKS lacked adequate capital resources to pay for certain professional fees associated with the company’s ongoing reporting requirements. The direct financial obligations are as follows:

On July 29, 2010, BSKS signed a Promissory Note with JPF Securities Law, LLC (“JPF”), stating that BSKS promised to pay to the order of JPF the sum of SIX THOUSAND ($6,000), with an interest rate of 10%, payable on July 29, 2011. Pursuant to the Promissory Note, in the Event of Default, all unpaid principal, accrued interest and other amounts owing, at the option of JPF, and, in the case of an Event of Default pursuant to (a), (b), (c) or (d) below, automatically, be immediately due, payable and collectible by JPF pursuant to applicable law. JPF shall have all rights and may exercise any remedies available to it under law, successively or concurrently. BSKS expressly acknowledges and agrees that JPF shall have the right to offset any obligations of BSKS thereunder against other amounts that may be payable to BSKS by JPF:

        (a)   Failure to make the principal or interest payment by the due date (whether by acceleration or otherwise) or failure to pay in full;

        (b) BSKS commences or proposes to commence any bankruptcy, reorganization, arrangement or adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar proceeding under any federal, state or other law for the relief of debtors (an "Insolvency Proceeding"); BSKS fails to obtain the dismissal, within thirty (30) days after the commencement thereof, of any Insolvency Proceeding instituted by one or more third parties, fails actively to oppose any such Insolvency Proceeding, or, in any such Insolvency Proceeding, defaults or files an answer admitting the material allegations upon which such Insolvency Proceeding was based or alleges its willingness to have an order for relief entered;

        (c)  Any receiver, trustee or custodian is appointed by a court of competent jurisdiction to take possession of all or any substantial portion of the assets of BSKS, the holder of the Note may, at its option, without notice to or demand upon BSKS or any other party, declare immediately due and payable the entire principal balance thereof together with all accrued and unpaid interest thereon, plus any other amounts then owing pursuant to the Note, whereupon the same shall be immediately due and payable; provided that upon the occurrence of an Event of Default under clause (ii) above, the unpaid principal amount thereof shall become immediately due and payable without presentment, demand, protest of notice of any kind in connection with the Note;

        (d)  Be, or suffer to have the Borrower be, a party to any Change of Control Transaction, or sell or dispose of all or in excess of forty-nine (49%) percent of its respective assets (based on book value calculation as reflected in the its most recent financial statements) in one or more transactions (whether or not such sale would constitute a Change of Control Transaction);

In addition, upon the occurrence of an Event of Default, interest shall thereafter accrue on the entire unpaid principal balance under the Note at the rate of eighteen percent (18%) per annum (on the basis of a 360-day year and the actual number of days elapsed) or the highest amount legally permissible. On each anniversary of the date of any Event of Default, all interest which has become payable and is then delinquent shall, without curing the default under the Note by reason of such delinquency, be added to the principal amount due under the Note, and shall thereafter bear interest at the same rate as is applicable to principal, with interest on overdue interest to bear interest, in each case to the fullest extent permitted by applicable law, both before and after default, maturity, foreclosure, judgment and the filing of any petition in a bankruptcy proceeding. In no event shall interest be charged under the Note which would violate any applicable law. If the rate of interest provided for herein would otherwise exceed the maximum rate permitted by applicable law, then the interest rate shall be reduced to the maximum rate permitted by applicable law;

The Promissory Note is attached as Exhibit 10.1.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit

Exhibit 10.1 – Exhibit 10.1 – Promissory Note by and between Bluesky Systems Corporation and JPF Securities Law, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 29, 2010                                                                                                                         BLUESKY SYSTEMS CORPORATION

                                                                                                                                                               By:          /s/ Duane Bennett
                                                                                                                                                                               Duane Bennett
                                                                                                                                                                               President

Exhibit Index

Exhibit 10.1 – Promissory Note by and between Bluesky Systems Corporation and JPF Securities Law, LLC